GARTMORE MUTUAL FUNDS

                          Core Asset Allocation Series
                 Gartmore Investor Destinations Aggressive Fund
            Gartmore Investor Destinations Moderately Aggressive Fund
                  Gartmore Investor Destinations Moderate Fund
           Gartmore Investor Destinations Moderately Conservative Fund
                Gartmore Investor Destinations Conservative Fund

                   Prospectus Supplement dated April 22, 2002
                        to Prospectus dated March 1, 2002


Effective April 22, 2002, Class A, Class C (when offered without sales charges) and Service Class shares of the Gartmore Investor Destinations Aggressive Fund, Gartmore Investor Destinations Moderately Aggressive Fund, Gartmore Investor Destinations Moderate Fund, Gartmore Investor Destinations Moderately Conservative Fund and Gartmore Investor Destinations Conservative Fund as described in the above noted prospectus will be available for sale.

The first sentence of the disclosure under "A Quick Note about Share Classes" on page 2 of the above noted prospectus is modified as follows: "Each Fund has four different share classes - Class A, Class B, Class C and Service Class Shares, but currently only Class A, Class C (when offered without sales charges) and Service Class shares are available for sale."

The first paragraph of disclosure under "Choosing a Share Class" on page 18 of the above noted prospectus is deleted and replaced with the following:

"Currently, only Service Class shares, which are available to a limited group of institutional investors (as described below), Class A shares, which are available to all investors, and Class C shares, when sold through retirement plans offered by Nationwide Trust Company without sales charges, are being sold. In the future, all classes of shares may be sold."

      INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
                                   REFERENCE.